Note 3 - Stock-based Compensation - Compensation Cost of Share-based Compensation Arrangements (Details) - USD ($) $ in Millions	12 Months Ended
	Sep. 30, 2022	Sep. 30, 2021	Sep. 30, 2020
Total compensation cost	$ 7.5	$ 16.6	$ 9.4
Compensation cost capitalized	(1.1)	(2.7)	(0.6)
Compensation cost recognized in net income	6.4	13.9	8.8
Income tax benefit recognized in net income	(1.5)	(3.2)	(2.1)
Compensation cost recognized in net income, net of income tax	$ 4.9	$ 10.7	$ 6.7